UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

December 6, 2006

Date of Report (Date of earliest event reported)

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28782	93-0979187
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

157 Technology Drive Irvine, California		92618
(Address of principal executive offices)		(Zip Code)

(949) 788-6700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In August 2006, Spectrum Pharmaceuticals, Inc. (the “Company”) agreed to terminate the supply agreement dated April 16, 2002, by and between J.B. Chemicals & Pharmaceuticals Ltd., or JBCPL, and NeoJB LLC, or NeoJB, an 80% owned subsidiary, whereby in addition to certain named products the Company also had the right of first refusal on products sold by JBCPL in the U.S. In place of the prior supply agreement, the Company entered into a new supply agreement between the Company and JBCPL for four specified products, including ciprofloxacin and fluconazole tablets, to be supplied by JBCPL. In addition, pursuant to a share subscription agreement, JBCPL agreed to purchase 120,000 shares of the Company’s common stock for $1 million, or $8.33 per share. Completion of the sale of the shares to JBCPL was subject to approval by the appropriate regulatory authorities in India, which approval has been received.

The Company is making the sale pursuant to a shelf registration statement on Form S-3 (Registration number 333-121612) declared effective by the Securities and Exchange Commission on January 24, 2005 (the “Registration Statement”). The form of share subscription agreement was filed as Exhibit 10.1 to the Company’s quarterly report on Form 10-Q filed with the SEC on November 3, 2006. An opinion of counsel regarding the validity of the securities issued pursuant to the offering is filed as Exhibit 5.1 hereto. This Current Report is being filed in part for the purpose of incorporating such exhibits by reference into the Registration Statement.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits

Exhibits:	Description of Document

5.1+	Opinion of Latham & Watkins LLP regarding the validity of the securities issued

10.1#	Share Subscription Agreement (filed as Exhibit 10.1 to Form 10-Q, as filed with the Securities and Exchange Commission on November 3, 2006, and incorporated herein by reference)

23.1+	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

+	Filed herewith.
#	Confidential portions omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2006

SPECTRUM PHARMACEUTICALS, INC.

By:	/s/ Shyam Kumaria
Name: Title:	Shyam Kumaria V.P., Finance

EXHIBIT INDEX

Exhibits:	Description of Document

5.1+	Opinion of Latham & Watkins LLP regarding the validity of the securities issued

10.1#	Share Subscription Agreement (filed as Exhibit 10.1 to Form 10-Q, as filed with the Securities and Exchange Commission on November 3, 2006, and incorporated herein by reference)

23.1+	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

+	Filed herewith.
#	Confidential portions omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.